PROSPECTUS SUPPLEMENT
PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Universal Account

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account

Supplement dated June 15, 2026,
to
Prospectuses dated May 1, 2026,
for
VUL Protector® and PruLife® SVUL Protector Contracts

This supplement updates and amends certain information contained in the current prospectus and summary prospectus, as applicable, for your variable universal life insurance Contract, as well as any subsequent supplements thereto. You should read this supplement carefully and retain it for future reference.
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On June 26, 2026, the Putnam VT Sustainable Future Fund (Class IB) will close to additional investments.
On or about August 17, 2026, the Putnam VT Sustainable Future Fund (Class IB) (“the Merging Fund”) will merge into the Putnam VT U.S. Research Fund (Class IB) (“the Successor Fund”). All assets in the Merging Fund will automatically be transferred to the Successor Fund. Due to the merger, the Putnam VT U.S. Research Fund (Class IB) will be added as an available investment option for your Contract. Premium allocation, DCA, auto-rebalancing, and allocated charges programs that include the Merging Fund will be automatically updated to replace the Merging Fund with the Successor Fund.
On the effective date, all references to the Putnam VT Sustainable Future Fund (Class IB) in APPENDIX A: Funds Available Under the Contract will be deleted and replaced with the following.

Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2025
			1 year	5 year	10 year
Large-Cap Blend	Putnam VT U.S. Research Fund (Class IB) - Putnam Investment Management, LLC / Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	0.93%	17.88%	14.52%	15.07%

To obtain a copy of the current prospectus, please visit www.Prudential.com/eProspectus or call 800-778-2255.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
PRODUCTSUP251
VULP25, SVULP25